Supplement dated December 12, 2019
to the Prospectus and Summary Prospectus, as supplemented, if applicable, of the following Fund:
Fund	Document Dated
Columbia Funds Series Trust
Columbia Large Cap Enhanced Core Fund (the Fund)	7/1/2019
Effective immediately, the information under the subsection “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Brian Condon, CFA, CAIA	Senior Portfolio Manager and Head of Quantitative Strategies	Co-Portfolio Manager	2009
Peter Albanese	Senior Portfolio Manager	Co-Portfolio Manager	2014
Raghavendran Sivaraman, Ph.D., CFA	Portfolio Manager	Co-Portfolio Manager	December 2019
The rest of the section remains the same.
Effective immediately, the information under the subsection “Primary Service Providers – Portfolio Managers” in the “More Information About the Fund" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Brian Condon, CFA, CAIA	Senior Portfolio Manager and Head of Quantitative Strategies	Co-Portfolio Manager	2009
Peter Albanese	Senior Portfolio Manager	Co-Portfolio Manager	2014
Raghavendran Sivaraman, Ph.D., CFA	Portfolio Manager	Co-Portfolio Manager	December 2019
Mr. Condon joined one of the Columbia Management legacy firms or acquired business lines in 1999. Mr. Condon began his investment career in 1993 and earned a B.A. from Bryant University and an M.S. in finance from Bentley University.
Mr. Albanese joined the Investment Manager in August 2014. Prior to joining the Investment Manager, Mr. Albanese was a Managing Director and Senior Portfolio Manager at Robeco Investment Management. Mr. Albanese began his investment career in 1991 and earned a B.S. from Stony Brook University and an M.B.A. from the Stern School of Business at New York University.
Dr. Sivaraman joined one of the Columbia Management legacy firms or acquired business lines in 2007.  Dr. Sivaraman began his investment career in 2007 and earned a B.Tech. in Computer Science Engineering from the Indian Institute of Technology, Madras and a Ph.D. in Operations Research from the Massachusetts Institute of Technology.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP173_02_002_(12/19)